SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  April 1, 1999
                                                  ------------------------------



                            WINDSOR PARK PROPERTIES 3
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          CALIFORNIA                    0-15699                  33-0115651
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Organization)               File Number)           Identification No.)



6430 SOUTH QUEBEC STREET, ENGLEWOOD, COLORADO                        80111
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (303) 741-3707
                                                   -----------------------------

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

     On April 1, 1999, Windsor Park Properties 3, a California Limited Partnership (the "Partnership"), sold Little Eagle, a manufactured home community containing 96 homesites located in Indianapolis, Indiana, and nine mobile home units to Floral Park Cemetary Association, Inc. pursuant to a Contract for Purchase of Real Estate and an Asset Purchase Agreement, the terms of which were determined through arms-length negotiations between the parties. The aggregate purchase price paid for Little Eagle and the nine mobile home units was $925,000, net of selling expenses of approximately $90,000.

     In determining the price to be paid for Little Eagle, the Partnership considered the historical and expected cash flow from the property, the nature of occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the property and other factors. The Partnership also considered the capitalization rates of recently sold manufactured home communities in the same geographic area as the property. The Partnership listed the property with Continental Atlantic, Inc. and received numerous offers during the six months of actively marketing the property. The offer from Floral Park Cemetery Association, Inc. was substantially better than other offers received.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (a)  Financial Statements:

          None.

     (b)  Pro Forma Financial Information:

          (i)  Pro  Forma   Condensed   Balance  Sheet  at  December  31,  1998.
               (Unaudited).

          The following unaudited pro forma condensed balance sheet presents the financial position of Windsor Park Properties 3 on December 31, 1998, assuming that the sale of the Little Eagle manufactured home community, which occurred on April 1, 1999, occurred on that date. This statement should be read in conjunction with the other pro forma financial statements and notes thereto and the discussion of the property contained in Item 2, included elsewhere in this Form 8-K.

                            WINDSOR PARK PROPERTIES 3
                        PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (unaudited)

                                                                                      Sale of            Proforma
                                                                   Historical       Little Eagle    December 31, 1998
                                                                 ----------------------------------------------------
ASSETS
   Property held for investment, net                             $ 3,368,400        $        -         $ 3,368,400
   Property held for sale, net                                       444,200           (444,200)a              -
   Investments in joint ventures and limited partnerships          1,256,000                  -          1,256,000
   Cash and cash equivalents                                         640,800           (565,300)a,b,c       75,500
   Deferred financing costs, net                                      90,000                  -             90,000
   Other assets                                                      101,600             (9,200)a           92,400
                                                                 ------------       -----------        -----------
   Total assets                                                  $ 5,901,000        $(1,018,700)       $ 4,882,300
                                                                 ============       ===========        ===========

LIABILITIES AND PARTNERS' EQUITY
   Liabilities:
     Mortgage notes payable                                      $ 2,970,400        $(1,800,000)b      $ 1,570,400
                                                                                        400,000c
     Accounts payable                                                  5,200             (3,400)a            1,800
     Accrued expenses                                                214,100             (8,100)a          206,000
     Tenant deposits and other liabilities                            42,400             (3,900)a           38,500
     Due to general partner and affiliates                            24,200                  -             24,200
                                                                 ------------       -----------        -----------
   Total liabilities                                               3,256,300         (1,415,400)         1,840,900

   Partners' equity:
     Limited partners                                              2,696,800            340,733a         3,037,533
     General partners                                                (52,100)            55,967a             3,867
                                                                 -----------        -----------        -----------
   Total Partners' Equity                                          2,644,700            396,700          3,041,400
                                                                 ------------       ------------       -----------

   Total Liabilities and Partners' Equity                        $ 5,901,000        $(1,018,700)       $ 4,882,300
                                                                 ============       ===========        ===========

                See accompanying notes to pro forma condensed balance sheet.

                            Windsor Park Properties 3
                   Notes to Pro Forma Condensed Balance Sheet
                                December 31, 1998
                                   (unaudited)


          NOTE 1. Basis of Presentation
                  ---------------------

          The unaudited pro forma condensed balance sheet of Windsor Park Properties 3 (the "Partnership") presents the financial position of the Partnership on December 31, 1998, assuming that the sale of the Little Eagle manufactured home community, which occurred on April 1, 1999, occurred on that date.

          NOTE 2: Pro forma Adjustments
                  ---------------------

          (a) This adjustment eliminates the net book value, other assets, accounts payable, and other liabilities and records the sales proceeds of the Little Eagle manufactured home community and related gain.

          (b) This adjustment represents the repayment of the $1,800,000 mortgage loan collateralized by the Pondarosa, Little Eagle and Shady Hills manufactured home communities.

          (c) This adjustment represents the $400,000 term loan obtained from the First National Bank of Chicago. The proceeds from this term loan were used to repay the $1,800,000 mortgage loan.

          (ii) Pro Forma Condensed Statement of Operations for the year ended December 31, 1998 (Unaudited).


               The following unaudited pro forma condensed statement of operations presents the results of operations of the Partnership for the year ended December 31, 1998 assuming that the sale of the Little Eagle manufactured home community occurred on January 1, 1998. The Little Eagle community was sold on April 1, 1999. The pro forma statement of operations does not present the gain on sale of investment property that the partnership realized from the sale. This statement should be read in conjunction with the other pro forma financial statements and notes thereto and the discussion of the property contained in Item 2 included elsewhere in this Form 8-K.

                            WINDSOR PARK PROPERTIES 3
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (unaudited)

                                                                                                         Pro Forma
                                                                                      Sale of           Year ended
                                                                  Historical        Little Eagle     December 31, 1998
                                                              -----------------     ------------     -----------------
REVENUES
   Rent and utilities                                           $  1,687,000        $   (200,400)a     $  1,486,600
   Equity  in  earnings   (losses)  of  joint  ventures  and           8,100                  -               8,100
   limited partnerships
   Interest                                                           27,900                   -             27,900
   Other                                                              61,600             (21,400)a           40,200
                                                                -------------       ------------       ------------
                                                                   1,784,600            (221,800)         1,562,800


COSTS AND EXPENSES
   Property operating                                                995,900            (133,000)a          862,900
   Interest                                                          279,800            (161,500)b          130,800
                                                                                          12,500c

   Depreciation                                                      227,100             (31,200)d          195,900
   General and administrative:                                                                                   -
     Related parties                                                  36,200                   -             36,200
     Other                                                            65,200                   -             65,200
                                                                -------------       ------------       ------------

                                                                   1,604,200            (313,200)         1,291,000
                                                                -------------       ------------       ------------

Income before extraordinary item                                $    180,400              91,400       $    271,800
                                                                =============       ============       ============

Basic and diluted earnings per limited partnership unit:
Income before number of limited partnership units
extraordinary item                                             $       0.93        $       0.47       $        1.40
                                                                =============       =============      ============

Number of limited partnership units                                  190,213               -                190,213
                                                                =============                          ============
           See accompanying notes to pro forma condensed statement of operations.

                            Windsor Park Properties 3
              Notes to Pro Forma Condensed Statement of Operations
                      For the Year Ended December 31, 1998
                                   (unaudited)


          NOTE 1. Basis of Presentation

          The unaudited pro forma condensed statement of operations of Windsor Park Properties 3 (the "Partnership") presents the results of operations for the Partnership for the year ended December 31, 1998, assuming that the sale of the Little Eagle manufactured home community occurred on January 1, 1998. The Little Eagle community was sold on April 1, 1999. The pro forma condensed statement of operations does not present the gain on sale of investment property that the Partnership realized from the sale.

          NOTE 2: Pro Forma Adjustments

          (a) This adjustment eliminates the operating results relating to the Little Eagle community for the year ended December 31, 1998.

          (b)  This   adjustment   eliminates  the  interest   expense  for  the
               $1,800,000 mortgage loan that was repaid.

          (c) This adjustment reflects the interest expense for the $400,000 term loan, obtained in order to repay the $1,800,000 mortgage loan.

          (d) This adjustment eliminates deprecation expense relating to the Little Eagle community for the year ended December 31, 1998.

     (c)  Exhibits

          Exhibit 10.1 Contract for the Purchase of Real Estate, dated January 21, 1999, by and between Floral Park Cemetery Association, Inc. and the Partnership.

          Exhibit 10.2 Asset Purchase Agreement, dated January 21, 1999, by and between Floral Park Cemetery Association, Inc. and the Partnership.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 13, 1999                     WINDSOR PARK PROPERTIES 3,
                                          a California Limited Partnership

                                          By:  THE WINDSOR CORPORATION, its
                                                  general partner


                                          By:   /S/ STEVEN G. WAITE
                                              ----------------------------------
                                              Steven G. Waite
                                              President

                                  Exhibit Index
                                  -------------

Exhibit No.                         Description
-----------                         -----------

10.1 Contract for Purchase of Real Estate, dated January 21, 1999, by and between Floral Park Cemetery Association, Inc. and the Partnership.

10.2 Asset Purchase Agreement, dated January 21, 1999, by and between Floral Park Cemetery Association, Inc. and the Partnership.